MEMORANDUM OF UNDERSTANDING

The various litigants in the Complain styled Eur. Am. Et al. vs. Ethika et al., Cause No. 3:96CV688LN have agreed that it is in the best interests of all parties to settle all litigation, present and future, and to work harmoniously together to ensure the future of Ethika and any company with which it merges, purchases, or otherwise creates an association. Therefore, the litigant agrees as follows:

1. To withdraw and dismiss any present or future lawsuits among the parties, and to execute the Agreement and Release which follows.

2. In recognition of the agreement to work together in the best interest of Ethika, as witnessed by the dismissal of the subject suit and covenants to refrain from future litigation, the Plaintiffs or any one of them, or such entity chosen by them, shall within three business days purchase not less than seven million shares of Ethika stock, at 9 cents per share for cash or marketable securities acceptable to Nasdaq.

3. To work together to maintain the Nasdaq listing of Ethika, or of any company formed with Ethika.

4. All parties realize that time is of the essence, with a meeting with Nasdaq already scheduled for December 15, 1997, relative to maintaining the Nasdaq listing of Ethika.

5. This agreement shall be signed by all parties, including a majority of the present Board Members of Ethika, and entities, such as Rial Equity Group or Arjon Enterprises controlled by any of the Plaintiffs, either by a Power of Attorney or other similar authority, and holding Ethika stock.

                              AGREEMENT AND RELEASE

THIS AGREEMENT AND RELEASE ("Agreement") made and entered into as of this the 12th day of December , 1997, by and among three groups of individuals and corporations, the first of which is hereinafter referred to collectively as "The Peeper Group" and is composed of (I) EUR AM B.V., (ii) RICHARD JONES, (iii) ALFRED PEEPER, (iv) AMARANTE FINANCIAL, S.A., (v) ARGERE HOLDINGS, S.A., (vi) LAROCHE HOLDINGS, S.A., and (vii) LASALLE INVESTMENT LTD.; the second of which groups of corporation and individuals is hereinafter collectively referred to as "The PMM Group" and is composed of (I) PHOENIX MEDICAL MANAGEMENT, INC., (ii) LARRY NELSON, and (iii) AUGUST J. RANTZ, III; and the third of which groups is composed of ETHIKA CORPORATION ("Ethika") and S. LEROY REED, JR. ("Reed").

                                    RECITALS

     1. The Peeper Group has heretofore filed its Complaint and First Amended Complaint in Civil Action No. 3:96CV688LN (now known as Civil Action No. 3:96CV688WN) on the docket of the United States District Court for the Southern District of Mississippi, Jackson Division ("The Litigation"), in which certain claims were set forth against Ethika and Reed.

     2. Ethika filed its Counterclaim and First Amended Counterclaim against the Peeper Group, the PMM Group, and Alanco Environmental Resources Corporation ("Alanco"), wherein certain claims were set forth.

     3. Ethika has heretofore reached a settlement with Alanco, and Alanco has been dismissed as a party to the Litigation.

     4. The Peeper Group, Ethika, and Reed have resolved the litigation and wish to reduce said Agreement to writing.

     5. The PMM Group joins the Peeper Group, Ethika, and Reed in desiring to see the Litigation resolved short of trial.

                                    COVENANTS

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, undertaking and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree, covenant, and stipulate as follows:

     1. Ethika will call a special meeting of its shareholders for the purpose of electing directors of the corporation and voting on any other proposals to be brought before the meeting. The referenced special shareholders meeting will be held at the earliest date permitted after execution of the Agreement and Release and Memorandum of Understanding, subject to Sec regulations, but no later than February 20, 1998. This meeting shall fill the purpose of the letters received by Ethika, requesting a special shareholders meeting.

     2. The Complaint, First Amended Complaint, Counterclaim, and First Amended Counterclaim shall be dismissed with prejudiced, and the Peeper Group, Ethika, Reed, and the PMM Group hereby authorize their attorneys of record to take any and all actions reasonably necessary to accomplish such dismissal pursuant to an in accordance with the terms of this Agreement. Each group shall bear its own costs and attorney's fees. Each group, together with the officers, shareholders, directors, and employees of the corporations in each group, and the heirs, and representatives of the individuals in each group, hereby releases, acquits and discharges the other groups (and the officers, directors, shareholders, employees, agents and attorneys of the corporations in each group, and the employees, agents and attorneys of the individuals in each group) from any and all present or future claims, demands, actions or causes of action for all wrongful acts alleged or which could have been alleged in The Litigation and for any conduct, statement, or writing related to or connected directly or indirectly with the filing of any Complaint, Amended Complaint, Answer, Counterclaim, Amended Counterclaim, or other pleading in the initiation, prosecution or defenses of The Litigation.

     The foregoing notwithstanding the parties acknowledge and agree that no action shall be taken relative to any legal proceedings against Universal Management Services, a revoked Nevada Corporation.

     3. In the event a board of directors is elected at the referenced special shareholders meeting friendly to The Peeper Group, then, and in such event, this Agreement shall be ratified by the said board.

     4. Each party represents and warrants that it/he is acting voluntarily and of he/its free will, and that in executing this Agreement and Memorandum of Understanding attached hereto and incorporated by reference hereby, he/it was not induced by any representation whatsoever other than these stated herein, and that he/it is in no manner relying upon any promise, warranty, representation or agreement of any kind whatsoever.

     5. This Agreement is to be construed according to the laws of the State of Mississippi effective this date.

     6. This Agreement contains a full and complete understanding of the parties and may not be modified except in writing and signed by both parties.

     7. It is expressly understood, agreed, covenanted and stipulated that this Agreement constitutes a compromise between the parties of disputed claims and no covenant imposed hereby or activity pursuant hereto shall be construed as an admission of liability in the premises, liability being expressly denied by all parties.

     8. There are presently 1,050,000 shares of Ethika stock, being either held by Ethika, or having been placed in the registry of the Court, which, after execution of this Agreement, will be returned to the Plaintiffs, after first being reissued according to Schedule A, attached.

     9. There are presently certain other shares of Ethika in the possession of Alfred Peeper, which need to be reissued in other names. Ethika will assist Alfred Peeper is having these shares reissued in the proper form and correctly registered.

     10. After execution of the Memorandum of Understanding and the Agreement and Release, not less than three members of the present Board will resign within 3 days, or at a date thereafter that is agreeable to the Plaintiff. Upon such resignation, the Ethika Board shall appoint Dennis Brovarone, Russell Burk, and Dennis Nielsen to serve the unexpired terms in accordance with the corporation's bylaws.

     11. The terms of this Agreement are contractual and not mere recitals.

     12. This Agreement may not be modified except in writing signed by all parties.

     13. This Agreement may be executed in counterparts.

WITNESS THE SIGNATURE OF the corporation of Eur Am B.V., by its duly authorized officer, this the ___ day of December, 1997.

EUR AM B.V.
/s/
Its:

WITNESS THE SIGNATURE OF Richard Jones, this the ___ day of December, 1997.

RICHARD JONES
/s/ Richard Jones

WITNESS THE SIGNATURE OF Alfred Peeper, this the ___ day of December, 1997.

ALFRED PEEPER
/s/ Alfred Peeper

WITNESS THE SIGNATURE OF the corporation of Amarante Financial, S.A.., by its duly authorized officer, this the ___ day of December, 1997.

AMARANTE FINANCIAL, SA.
/s/
Its:

WITNESS THE SIGNATURE OF the corporation of Argere Holding, S.A., by its duly authorized officer, this the ___ day of December, 1997.

ARGERE HOLDING, S.A.
/s/
Its:

WITNESS THE SIGNATURE OF the corporation of LaRoche Holding, S.A.., by its duly authorized officer, this the ___ day of December, 1997.

LAROCHE HOLDING, S.A.
/s/
Its:

WITNESS THE SIGNATURE OF the corporation of LaSalle Investment Ltd.., by its duly authorized officer, this the ___ day of December, 1997.

LASALLE INVESTMENT LTD.
/s/                      s
Its:

WITNESS THE SIGNATURE OF the corporation of Phoenix Medical Management, Inc., by its duly authorized officer, this the ___ day of December, 1997.

PHOENIX MEDICAL MANAGEMENT, INC.
/s/
Its:

WITNESS THE SIGNATURE OF Larry Nelson, this the ___ day of December, 1997.

LARRY NELSON
------------
/s/ Larry Nelson

WITNESS THE SIGNATURE OF August J. Rantz, III, this the ___ day of December, 1997.

AUGUST J. RANTZ, III
--------------------
/s/ August J. Rantz, III

WITNESS THE SIGNATURE OF the corporation of Ethika Corporation, by its duly authorized officer, this the ___ day of December, 1997.

ETHIKA CORPORATION
/s/ G. Thomas Reed
Its: President

WITNESS THE SIGNATURE OF S. Leroy Reed, Jr., this the ___ day of December, 1997.

S. LEROY REED, Jr.
------------------
/s/ S. Leroy Reed, Jr.

WITNESS THE SIGNATURE OF the corporation of Rial., by its duly authorized officer, this the ___ day of December, 1997.

RIAL
/s/
Its:

WITNESS THE SIGNATURE OF the corporation of Arjon, by its duly authorized officer, this the ___ day of December, 1997.

ARJON
/s/
Its:

Witness the signatures of the Board of Directors of Ethika Corporation to the Memorandum of Understanding and the Agreement and Release between Ethika and the "Peeper Group."

/s/ Marcia C. Cohen                     /s/ S. Leroy Reed, Jr.
-------------------                     ----------------------
Marcia  C.  Cohen, Director             S. Leroy  Reed,
Jr. Chairman

/s/ Robert B. Neal                      /s/ Anthony J. Spuria
------------------                      ---------------------
Robert  B.  Neal, Director              Anthony  J.  Spuria,
Director

/s/  Joseph  D. Pegram, Esq.            /s/William  D.Stubblefield
---------------------------             --------------------------
Joseph  D. Pegram,  Esq.,  Director     William D. Stubblefield, Director


/s/ Herbert G. Rogers, III
--------------------------
Herbert G. Rogers, III, Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ETHIKA CORPORATION
                                         (Registrant)


Date:  December 29, 1997              /s/ G. Thomas Reed
                                      ------------------
                                      G. Thomas Reed
                                      President  and  Chief  Operating Officer



Date:  December 29, 1997             /s/ David E. Williams
                                     ---------------------
                                     David E. Williams
                                     Senior Vice President and  Chief
                                     Financial Officer